                                                             Execution Version

                                 Loan Agreement

                                 by and between

                                   Arbor Bank,
                                 as Lead Lender

                                       and

                               NEDAK Ethanol, LLC,
                      a Nebraska limited liability company,
                                   as Borrower

                            Dated as of June 19, 2007

                                Table of Contents

                                                                             Page
                                                                             ----

         Exhibit A         Qualified Project Costs
         Exhibit B         Resolutions of Borrower
         Exhibit C         Form of Borrower's Note
         Exhibit D         Form of Security Agreement

                                      i

                                 LOAN AGREEMENT

     This Loan Agreement  (this  "Agreement"),  dated as of June 19, 2007, is by and between the NEDAK  Ethanol,  LLC, a Nebraska  limited  liability  company as borrower (the  "Borrower") and Arbor Bank, a Nebraska  banking  corporation (the
"Lead Lender").

                                    RECITALS:

     A.  The   Borrower  has  entered  into  a   Redevelopment   Contract   (the
"Redevelopment Contract") with the City of Atkinson, Nebraska (the "Issuer").

     B. Pursuant to the Redevelopment  Contract, the Borrower agreed to acquire, construct and equip a 40 million  gallon per year nameplate  ethanol  production plant (the "Facility") located within the boundaries of the Issuer on land owned by the Borrower  (the  "Redevelopment  Project")  and  designated by Issuer as a
redevelopment   area  pursuant  to  the  Act  (as   hereinafter   defined)  (the
"Redevelopment Area").

     C. Pursuant to the Redevelopment  Contract,  the Issuer agreed to provide a grant (the "Grant") to the Borrower to reimburse  the Borrower for  expenditures qualifying under the Act (as hereinafter defined) that Borrower will make or has made to acquire,  construct and equip the Redevelopment  Project (the "Qualified
Project  Costs")  which are payable  from the proceeds of TIF  Indebtedness  (as hereinafter defined) pursuant to the Act.

     D. Pursuant to the Redevelopment Contract, the Issuer agreed to provide the
Grant only after the Borrower has provided to the Issuer  satisfactory  evidence that private funds have been committed to the  Redevelopment  Project in amounts sufficient to complete the Redevelopment Project.

     E. The  proceeds  of this Loan (the  "Loan  Proceeds"),  together  with the proceeds of the Senior Credit Facility (as defined herein), shall constitute the private funds in amounts  sufficient to complete the Redevelopment  Project,  as necessary to induce the Issuer to provide the Grant.

     F. Pursuant to this Agreement,  the Borrower will use a portion of the Loan
Proceeds to fund the Debt Service Reserve Fund and the Capitalized Interest Fund
required to be  established,  and will pay a portion of the costs of issuing the
Loan (the "Closing Costs").

     G. The Lead Lender  proposes to make the Loan, and the Borrower  desires to borrow  the Loan  Proceeds,  upon the  terms  and  conditions  set forth in this
Agreement, the Pledge and the Borrower's Note.

     The  Borrower  and  the  Lead  Lender,  each  in the  consideration  of the representations,  covenants  and  agreements  of the  other as set forth in this
Agreement, mutually represent, covenant and agree as follows:

                                  THE AGREEMENT

     Section 1. Definitions. In this Agreement, capitalized terms shall have the following respective meanings unless the context clearly requires elsewise:

     "Act" shall mean Section 2 of Article  VIII of the  Nebraska  Constitution,
Sections  18-2101 through  18-2154 of the Reissue Revised  Statutes of Nebraska,
1997, as amended, and acts amendatory or supplemental thereto from time to time, pursuant to which authority the Issuer pledged the TIF  Indebtedness  secured by the Issuer's Series A Note and Issuer's Series B Note.

     "Agreement"  shall mean this Loan Agreement,  dated as of June 19, 2007, by and between the Borrower  and the Lead  Lender,  as from time to time amended as permitted herein.

     "Borrower" shall mean NEDAK Ethanol, LLC, and its successors and assigns.

     "Borrower's  Note"  shall  have the  meaning  given  that term in Section 5 hereof.

     "Borrower's  Resolutions" shall have the meaning given that term in Section
2(b) and set forth on Exhibit B attached hereto.

     "Capitalized  Interest  Amount" shall mean the amount of  $870,850.00 to be deposited to the  Capitalized  Interest Fund from Loan Proceeds upon the closing of the Loan.

     "Capitalized  Interest Fund" shall mean the  capitalized  interest  account established and maintained pursuant to Section 9 of this Agreement.

     "Closing Costs" shall mean those amounts listed in Section 2(q) hereinbelow to be paid by the Borrower  from the Loan Proceeds upon the closing of the Loan, which the Lead Lender shall  disburse  directly to the parties  entitled to such payments as set forth in Section 2(q).

     "Debt  Service  Reserve Fund" shall mean the debt service  reserve  account established and maintained pursuant to Section 8 of this Agreement.

     "Debt Service Reserve Fund Requirement"  shall mean the amount equal to ten percent  (10%)  of  the  original  stated  principal  amount  of  the  Loan,  or
$686,400.00, which amount shall be deposited to the Debt Service Reserve Fund by the Lead  Lender on  behalf  of the  Borrower  from the Loan  Proceeds  upon the closing of the Loan.

     "Event of Default"  shall have the meaning given that term under Section 14 hereof.

     "Excess  Pledged  Tax  Increment  Revenues"  shall  mean  all  Pledged  Tax
Increment  Revenues  in excess  of those  required  to pay in full the  Issuer's
Series A Note (as defined hereinbelow).

     "Facility"   shall  mean  the   ethanol   production   facility   acquired,
constructed, equipped, owned and operated by the Issuer within the Redevelopment
Area established within the boundaries of the Borrower.

     "First  Reset Date" shall have the meaning  given that term in Section 4(b)
hereof.

     "Grant" shall mean the grant of the TIF Indebtedness  incurred as described on  Exhibit  C to the  Redevelopment  Contract,  and paid by the  Issuer  to the
Borrower upon requisition by the Borrower for reimbursement of Qualified Project
Costs set forth on Exhibit A attached hereto and pursuant to Section 3.04 of the
Redevelopment Contract.

     "Issuer"  shall mean the City of Atkinson,  Nebraska,  a body corporate and politic  duly  organized  under  the  Constitution  and the laws of the State of
Nebraska.

     "Issuer's  Resolution"  shall mean the  resolution of the governing body of the  Issuer  adopted on June 19,  2007  authorizing,  among  other  things,  the issuance of the Issuer's Series A Note and Issuer's Series B Note.

     "Issuer's  Series A Note" shall mean the  Issuer's  Tax  Increment  Revenue
Note, Taxable Series 2007A (NEDAK Ethanol, LLC Plant Project), dated the date of issuance and delivery thereof,  in the original  principal amount of Six Million
Eight Hundred Sixty-Four  Thousand Dollars  ($6,864,000.00)  with a debt service coverage  ratio of 1.20 to 1.00,  and an initial  interest  rate of 9.5%,  and a maturity date on or before December 1, 2021.

     "Issuer's  Series B Note" shall mean the  Issuer's  Tax  Increment  Revenue
Note, Taxable Series 2007B (NEDAK Ethanol, LLC Ethanol Plant Project), dated the date of issuance  and  delivery  thereof,  in a  principal  amount not to exceed
$4,400,000.00.  No proceeds from the Issuer's  Series B Note shall be paid until the Issuer's Series A Note and the Borrower's Note have both been fully paid.

     "Lead  Lender"  shall  mean Arbor  Bank,  a  Nebraska  banking  corporation established and existing under the laws of the state of Nebraska.

     "Legal  Fees" shall mean the fees  payable to Issuer's  Counsel,  Placement
Agent's Counsel, Borrower's Counsel and Lead Lender's Counsel.

     "Liquidated  Damages Amount" shall mean the "Liquidated  Damages Amount" as defined in the Redevelopment Contract.

     "Loan" shall mean the loan made by the Lead Lender to the Borrower pursuant to this Agreement and the Borrower's Note.

     "Loan  Documents"  shall  mean  this  Agreement  and any and all  ancillary documents necessary to consummate the transactions contemplated thereby.

     "Loan Interest Rate" shall mean nine and one-half percent (9.50%).

     "Loan Maturity Date" shall mean December 1, 2021.

     "Loan Payment  Date" or "Loan  Payment  Dates" shall mean any date on which any payment under this Agreement or the Borrower's Note is due.

     "Loan  Proceeds"  shall mean all funds  loaned to  Borrower  by Lead Lender pursuant to this Loan, in the original  stated  principal  amount of Six Million
Eight Hundred Sixty-Four Thousand and no/100 Dollars ($6,864,000.00).

     "Origination  Fees" shall mean the amount of $34,320  payable from the Loan
Proceeds  upon the closing of the Loan by the  Borrower to the Lead  Lender,  on
behalf of itself and all  Participants,  as origination fees for Lead Lender and all  Participants,  and distributed by Lead Lender to each  Participant on a pro rata basis.

     "Participant" shall mean all participating  institutions listed on Schedule
1 attached hereto.

     "Payment  Direction  Letter"  shall  have the  meaning  given  that term in
Section 7 hereof.

     "Permitted  Encumbrances"  shall mean (a) those  encumbrances  which secure indebtedness incurred to acquire,  construct and equip the Redevelopment Project or for any other physical  improvements to the Redevelopment  Area, as specified in the Section 5.02 of the Redevelopment  Contract,  and (b) that interest taken by the Senior Lender on the Senior Credit Facility.

     "PILOT  Payments" shall mean the payment in lieu of taxes that the Borrower is required to make under certain circumstances  pursuant to Section 4.07 of the
Redevelopment Contract.

     "Placement Agent" shall mean Oppenheimer & Co., Inc.

     "Placement Agent's Counsel" shall mean Baker & McKenzie, LLP.

     "Placement  Agent  Services  Fee" shall have the meaning given that term in
Section 2(q).

     "Pledge" shall have the meaning given that term in Section 6 hereof.

     "Pledged  Revenues"  shall mean all revenues  pledged by Issuer pursuant to the Series A Note which includes Pledged Tax Increment Revenues,  PILOT Payments and Liquidated Damages Amount.

     "Pledged Tax  Increment  Revenues"  shall mean the Tax  Increment  Revenues pledged  by  the  Issuer  to the  payment  of,  and as  security  for,  the  TIF
Indebtedness pursuant to Section 3.03 of the Redevelopment Contract.

     "Qualified  Project Costs" shall mean those costs payable from the proceeds of TIF  Indebtedness  pursuant  to the Act,  and as listed in  Exhibit A to this
Agreement,  and used to reimburse the Borrower for the Project Costs (as defined in the Redevelopment Contract).

     "Redevelopment  Area"  shall mean  certain  real  property  acquired by the
Borrower  situated  within the  boundaries  of the  Issuer as more  particularly described in Exhibit A to the Redevelopment Contract.

     "Redevelopment  Contract" shall mean that certain  Redevelopment  Contract, dated June 19, 2007, by and between the Borrower and the Issuer.

     "Redevelopment  Project"  shall  mean the  entire  project,  including  the
Facility  and the land  owned by the  Borrower  on which the  Facility  shall be constructed and equipped.

     "Second  Reset Date" shall have the meaning given that term in Section 4(b)
hereof.

     "Security Agreement" shall have the meaning given that term in Section 6(a)
hereof.

     "Senior Lender" shall mean Farm Credit Services of Grand Forks, FCLA, along with its lending  syndicate,  or any  successor  lender under the Senior  Credit
Facility.

     "Senior Credit  Facility"  shall mean that certain Master Credit  Agreement between Borrower and Senior Lender dated as of February 14, 2007.

     "Tax Increment  Revenues"  shall mean that portion of the ad valorem tax on real  property  in the  Redevelopment  Area in excess of the  amount of those ad valorem  taxes on the real  property  located  in the  Redevelopment  Area which constitute  the  proportion  of all the ad  valorem  taxes  payable  on the real property in the Redevelopment  Area which is produced by the aggregate levy rate fixed each year by and for all public  bodies with respect to the  Redevelopment
Area being  applied to the  Facility  valuation  (as defined in the Act) for the period of  fifteen  (15)  years  commencing  January  1, 2007 as such taxes were divided by the Issuer  pursuant to Section 3.01 of the  Redevelopment  Contract.
"TIF Indebtedness"  shall mean the any bonds, notes, loans and advances of money or  other  indebtedness,  including  interest  and  premiums,  if any,  thereon, incurred by the Issuer pursuant to Article III of the Redevelopment Contract and secured in whole or in part by the Pledged Tax Increment Revenues.

     Section 2. Borrower Representations.  The Borrower represents, warrants and agrees as follows:

     (a) the Borrower  has been duly  organized,  validly  exists and is in good standing as a limited liability company under the laws of the State of Nebraska, is duly  qualified  to do business in Nebraska,  and is duly  qualified to enter into the transactions contemplated by and necessary or incident to the execution and delivery of the Loan Documents;

     (b)  attached  hereto as  Exhibit  B are the  Resolutions  of the  Borrower
("Borrower's Resolutions") authorizing the transactions contemplated by the Loan
Documents;

     (c) since the date of the last  delivery of  financial  information  to the
Lead Lender,  there has not been any material  adverse change in the business of the Borrower;

     (d) there is no action, suit,  proceeding,  or to the Borrower's knowledge, any  inquiry  or  investigation  at law or in equity or before or by any  public board or body  pending  or,  to  Borrower's  knowledge,  threatened  against  or affecting  the Borrower or its property or, to Borrower's  knowledge,  any basis therefor,  wherein an unfavorable  decision,  ruling or finding would adversely affect the transaction  contemplated by or necessary or incident to  the  execution  and  delivery  of the  Redevelopment  Contract  or the  Loan
Documents or the validity or enforceability of the Redevelopment Contract or the
Loan Documents;

     (e) there are no valid material security  interests in or liens against the interest of the  Borrower in the  Redevelopment  Project as of the date  hereof, except those created by the Permitted Encumbrances;

     (f) the Borrower has duly authorized,  by all necessary company action, the execution, delivery and due performance of the Loan Documents;

     (g) the Loan  Documents  have been duly  executed  and  delivered by proper
officers  of  the  Borrower.   Each  of  the  Loan  Documents  was  executed  in
substantially the form in which approved by the Borrower;

     (h) the  execution  and delivery of the Loan  Documents by the Borrower and the  performance by the Borrower of its  obligations  thereunder do not and will not violate or constitute a default  under the Amended and Restated  Articles of
Organization or Amended and Restated Operating  Agreement of the Borrower or any
court order,  and do not and will not violate or  constitute a default under any agreement,  indenture,  mortgage, lease or any other obligation or instrument to which the Borrower is bound, and no approval or other action by any governmental authority or agency is required in connection therewith,  other than those which have been received;

     (i) there is no action or proceedings  pending or threatened looking toward the dissolution,  liquidation or sale of substantially  all of the assets of the
Borrower;

     (j) Borrower  certifies that it has incurred  Qualified  Project Costs,  as defined in the Redevelopment  Contract, in an amount in excess of $6,822,180.00.
Attached  to this  Agreement  is a true  and  correct  listing  of  expenditures incurred with respect to the Project to date, all of which Borrower  represents, warrants and agrees are Qualified Project Costs;

     (k) the names and addresses of the persons,  firms or  corporations to whom the  payments  requested  hereby are due,  the amounts to be  disbursed  and the general  classification  and  description of the Qualified  Project Costs, or to reimburse the Borrower for any Qualified  Project Costs paid by the Borrower for which each obligation  requested to be paid hereby was incurred are as set forth on Exhibit A attached hereto and incorporated herein by this reference;

     (l) such Qualified Project Costs have been made or incurred by the Borrower and have been paid by the Borrower, if payment to the Borrower is requested, or, if payment to the Borrower is not requested, are presently due to the persons to whom  payment  is  requested,  are  valid  Qualified  Project  Costs  under  the
Redevelopment Contract and proper charges against the Loan Proceeds as set forth herein and no part thereof was included in any other  request  previously  filed with the Lead Lender under the provisions thereof;

     (m) except for  Qualified  Project  Costs for which  payment has or will be requested  and except as set forth on Exhibit A  attached  hereto,  there are no outstanding  statements  which  are  now  due  and  payable  for  labor,  wages, materials,  supplies or services in connection  with the

purchase,  construction and installation of the Project which, if unpaid,  might become the basis of a vendors', mechanics',  laborers or materialmen's statutory or other similar lien upon the Project or any part thereof. Set forth below is a description  of (1) all disputed  statements  and the reasons for such disputes, and (2) all  statements  in process but not yet presented to the Lead Lender for payment;

     (n) all Qualified  Project Costs incurred or to be incurred by the Borrower are qualified costs and/or expenditures under the Nebraska Community Development
Law, R.R.S. Neb. ss.ss. 18-2101, et. seq.;

     (o) unless  previously  provided to Lead  Lender,  an executed  copy of the construction contract with respect to the Project is attached hereto;

     (p) Borrower hereby requests Lead Lender shall retain the following amounts from the Loan Proceeds:

     i.   the Capitilized  Interest Amount in the amount of $870,850.00 shall be retained  from the Loan  Proceeds and  deposited by Lead Lender in the
          Capitalized Interest Fund established for the Borrower with respect to the Project to pay interest on the Loan due through  December 1, 2008, pursuant to Section 9 of this Agreement;

     ii.  the Debt Service Reserve Fund Requirement in the amount of $686,400.00 shall be  retained  from  the Loan  Proceeds  by the Lead  Lender  and deposited in the Debt Service  Reserve Fund,  pursuant to Section 8 of this Agreement;

     (q)  Borrower  hereby  requests  Lead  Lender  shall  retain  the amount of
$380,240  from the Loan  Proceeds  for the  payment  of the  Closing  Costs,  as follows:

     i.   Lead  Lender  shall  distribute  $34,320   ("Origination   Fees"),  as
          origination fees, to itself and each  participating bank on a pro rata basis as per participation in the Loan;

     ii.  Lead  Lender  shall  distribute   $205,920  to  the  Placement  Agent,
          Oppenheimer  & Co.  Inc.  as its total  payment  for  placement  agent services ("Placement Agent Services Fee");

     iii. Lead Lender  shall  distribute  $135,000 to pay Legal Fees as follows:
          Issuer's  Counsel  ($50,000),  Placement  Agent's  Counsel  ($50,000),
          Borrower's Counsel ($30,000) and Lead Lender's Counsel ($5,000); and

     iv.  Lead  Lender  shall  retain or  distribute  an  additional  $5,000 for miscellaneous charges (the "Miscellaneous Charges"), as necessary, and funds  not  used  for  Miscellaneous  Charges  shall  be  returned  to
          Borrower;

     (r)  Borrower  hereby  requests  that Lead  Lender  distribute  directly to
Borrower  upon  Closing  the  amount of Four  Million  Nine  Hundred  Twenty-Six
Thousand Five Hundred Ten

and no/100  Dollars  ($4,926,510.00),  which  constitutes  the difference of the entire Loan Proceeds  ($6,864,000.00),  less the sum of the Capitalized Interest
Amount  ($870,850.00),  the Debt Service Reserve Fund Requirement  ($686,400.00)
and the Closing Costs ($380,240);

     (s) Borrower  indemnifies,  protects,  holds harmless and discharges Issuer and Lead  Lender  from any and all  damages,  costs,  claims or causes of action related to distribution of amounts to Borrower  pursuant  hereto,  provided such parties  have  carried out their  duties  without  gross  negligence  or willful misconduct; and

     (t) Borrower  has been  capitalized  through  equity  contributions  of its members in excess of  $49,975,000.00  which,  together  with the proceeds of the
Senior Credit Facility and the Loan,  represents  sufficient  capitalization for
Borrower to complete and operate the Facility.

     Section  3.  Lead  Lender  Representations.  The  Lead  Lender  represents, warrants and agrees as follows:

     (a) the Lead Lender is a banking  corporation  duly  organized and existing under the laws of the State of Nebraska,  with full power and authority to enter into the transactions contemplated by this Agreement;

     (b) the Lead Lender is a bank or savings and loan association as defined in
Sections 3(a)(2) and 3(a)(5)(A), respectively, of the Securities Act of 1933, as amended, acting in its individual or fiduciary capacity;

     (c) the Lead Lender  recognizes and acknowledges that the Issuer's Series A
Note will never  represent or  constitute  a general  obligation,  debt,  bonded indebtedness or a pecuniary obligation of the Issuer but are limited obligations payable solely from Pledged Revenues;

     (d) the Lead Lender  certifies,  under penalties of perjury,  that the Lead
Lender  is  not  subject  to  the  backup  withholding   provisions  of  Section
3406(a)(i)(C) of the Internal Revenue Code of 1986, as amended; and

     (e) the Lead Lender is not making the Loan with a view to  distribution  of any interest therein, except through the sale of loan participation interests as permitted in this  Agreement to other banks and lending  financial  institutions which constitute  "accredited  investors" as defined in Rule 501 of Regulation D under  the  Securities  Act of  1933,  as  amended  and who will  purchase  such
participation   interests   subject  to  this  Agreement,   including,   without
limitation,  the making of the  representations,  warranties  and agreements set forth in this Section.

     Section 4. The Loan.

     (a) Upon the terms and conditions of this Agreement and any other documents related  thereto,  the Lead Lender  hereby loans to the  Borrower the  principal amount of Six Million  Eight  Hundred  Sixty-Four  Thousand  and no/100  Dollars
($6,864,000.00).  Interest on the unpaid  principal  amount of the Loan shall be payable at the rates set forth in the Borrower's Note or determined  pursuant to the terms of the Borrower's Note.

     (b) The Loan Interest Rate shall reset on June 1, 2012 ("First Reset Date")
and June 1, 2017  ("Second  Reset  Date").  The interest rate on the First Reset
Date shall be equal to the 5-year U.S. Treasury Constant Maturity Index (average for the prior month) plus 475 basis points for the applicable  five-year period.
The  interest  rate on the Second  Reset Date shall be equal to the 5-year  U.S.
Treasury  Constant  Maturity  Index (average for the prior month) plus 475 basis points for the remainder of the term of the Loan.

     (c) The Loan shall be repaid in the amounts, at the times and in the manner set forth in the Borrower's Note.

     (d) The Loan is  secured  by and  payable  from the  grant  and  pledge  by
Borrower  to Lead Lender of  Issuer's  Series A Note,  the Pledge by Borrower to
Lead Lender of Pledged Revenues, as described in Section 6 below,  consisting of
Pledged Tax Increment  Revenues,  PILOT  Payments,  and the  Liquidated  Damages
Amount  and  amounts  on  deposit  in the  Debt  Service  Reserve  Fund  and the
Capitalized Interest Fund, and from the Borrower as obligor under the Borrower's
Note.

     Section  5. The  Borrower's  Note.  The Loan  shall,  in  addition  to this
Agreement,  be evidenced by a promissory note of the Borrower  substantially  in the form of Exhibit C (the "Borrower's Note"), dated the date hereof, payable to the order of the Lead Lender in a principal  amount  equal to Six Million  Eight
Hundred Sixty-Four Thousand and No/100 Dollars  ($6,864,000.00).  The Borrower's
Note shall evidence the Borrower as the obligor of the Loan.

     Section 6. The  Pledge.  The Pledged  Revenues  shall be  evidenced  by the
Issuer's Series A Note, as defined in Section 1.1 herein,  made by the Issuer to the Borrower.  To induce the Lead Lender to make the Loan,  the Borrower  hereby grants and pledges (the "Pledge") to the Lead Lender for the benefit of the Lead
Lender  and  all of the  Participants,  and  the  Issuer  hereby  agrees  to the
Borrower's  pledge  and grant of, a  security  interest  in and to the  Issuer's
Series A Note,  together  with the Pledged  Revenues,  pursuant to the  Security
Agreement (the "Security  Agreement")  similar in form and substance as attached hereto as Exhibit D.

     Section 7. Loan Repayments and Prepayments.

     (a) This Loan is evidenced by the Borrower's Note. The principal amount and interest  thereon  shall be  payable  by the  Borrower  on the  dates  set forth therein.  In order to  comply  with the  terms of the  Borrower's  Note and this
Agreement,  the Borrower  hereby  agrees to direct Issuer to pay directly to the
Lead Lender all Pledged Revenues on account of the Loan. The Lead Lender and the
Borrower  agree that all such  amounts  shall be  applied by the Lead  Lender as follows and in the following order:

          i.   to the payment of all fees and expenses of Lead Lender  unpaid as of the date thereof;

          ii.  to the  repayment  of all past due  interest  payments  under the
               Borrower's Note;

          iii. to the  repayment of all past due  principal  payments  under the
               Borrower's Note;

          iv.  to restore the amount on deposit in the Debt Service Reserve Fund to the Debt Service  Reserve  Requirement if a deficiency  exists therein;

          v.   to  the  payment  of all  principal  due  and  unpaid  under  the
               Borrower's Note on the applicable Loan Payment Date;

          vi.  to  the  prepayment  of  the  unpaid   principal  amount  of  the
               Borrower's Note as further set forth in Section 7(d) below; and

          vii. upon full payment and  satisfaction  of the  Borrower's  Note, to
               Borrower.

     (b) The Lead Lender  shall enter in its ledgers and records a record of all payments  made. At least ten (10) days prior to each Loan Payment Date, the Lead
Lender agrees to provide to the Borrower a statement setting forth the amount of interest  and  principal  due on  such  Loan  Payment  Date  and  the  remaining outstanding  principal  amount of the Borrower's  Note on such Loan Payment Date assuming the regularly  scheduled  principal has been paid,  being the remaining outstanding  principal amount of the Borrower's Note;  provided,  however,  Lead
Lender's failure to provide such statement  should in no way relieve  Borrower's obligation to make such payment on each Loan Payment Date.  The Borrower  agrees that all Pledged Revenues payable or paid to the Borrower shall be paid directly to the Lead  Lender  so long as the  Borrower's  Note has not been paid in full.
Borrower agrees to execute and deliver an irrevocable  payment  direction letter
(the "Payment Direction Letter") and any other  documentation  requested by Lead
Lender  advising  Issuer to make all payments under the Issuer's  Series A Note, including all Pledged Revenues,  directly to Lead Lender.  The Payment Direction
Letter  shall be  irrevocable  except  by  Borrower  until  full  repayment  and satisfaction  of  Borrower's  Note.  In the event the Lead Lender  receives  any
Pledged  Revenues in excess of the amount  required to pay all amounts due under the  Borrower's  Note in  full,  the  Lead  Lender  agrees  to  credit  any such overpayment to the account of Borrower  pursuant to Section 7(a)(vi) and Section
7(a)(vii) above.

     (c) All payments  paid by Issuer under the Issuer's  Series A Note shall be paid to the Lead Lender, pursuant to Section 7(b) immediately above. Any payment received  under the Issuer's  Series A Note in excess of the  scheduled  payment under the Borrower's Note shall be used to prepay principal thereunder,  without any prepayment penalty to Borrower.

     (d) Except for mandatory  prepayments of principal pursuant to Section 8(e)
below,  any  payments of  principal  paid in advance of the date when payment is scheduled shall be applied against the scheduled  principal  payments in reverse order  beginning with the last scheduled  payment.  Accordingly,  the amounts of each of the  principal  payments  coming  due  shall not be  adjusted  except as necessary with respect to the final  principal  payment.  The Loan Maturity Date shall be accelerated to reflect the adjusted date of final outstanding principal payment.  Notwithstanding  the foregoing,  although scheduled principal payments shall not change, the outstanding principal balance of the Loan shall be reduced to reflect the prepayments.  Accordingly, interest payments shall be adjusted to the extent  necessary  to reflect  the  decreased  principal  amount.  Mandatory prepayments  of  principal  pursuant  to  Section  8(e)  below  shall be ratably adjusted against any remaining  scheduled  principal payments for the balance of the term of the Loan so that the purpose of such mandatory prepayment,  which is to

                                       10

decrease the amount of the principal  payments and interest payments in order to achieve the Debt Service Coverage Ratio, is achieved.

     (e) Except as expressly provided herein or in the Borrower's Note, the Loan may not be  prepaid  in whole or in part  prior to June 1,  2009.  As of June 1,
2009, the Loan may be prepaid, in whole part, without penalty to Borrower,  upon five (5)  days'  written  notice  to the  holder  of the  Borrower's  Note.  All prepayments shall include accrued interest through the date of payment.

     Section 8. Debt Service Reserve Fund.

     (a) The Borrower  hereby agrees to establish  and maintain,  so long as the
Loan remains  unpaid,  a debt service  reserve account with the Lead Lender (the
"Debt Service Reserve Fund") in an amount equal to the Debt Service Reserve Fund
Requirement to be applied as hereinafter set forth.

     (b) The Lead Lender shall retain from the Loan Proceeds, an amount equal to the Debt Service Reserve Requirement upon the closing of the Loan.

     (c) The "Debt Service  Coverage Ratio" shall mean the ratio of the quotient obtained by dividing (a) the amount of available Pledged Tax Increment  Revenues plus  interest  earned on the actual  funds held by the Lead  Lender in the Debt
Service Reserve Fund to scheduled Debt Service by (b) interest and principal due and payable to Lead Lender  during the  applicable  Loan  Payment  Date to 1.00.
Commencing  on June 1,  2009,  and at all times  thereafter  for the term of the
Series A Note,  the Debt  Service  Coverage  Ratio shall equal or exceed 1.20 to
1.00.

     (d) If the Lead Lender  determines  in its sole and  reasonable  discretion that the Debt  Service  Coverage  Ratio will not be achieved on any Loan Payment
Date, the Lead Lender may direct the Borrower to prepay principal in such amount as reasonably  determined by Lead Lender so that the Debt Service Coverage Ratio shall thereafter be satisfied.

     (e) If, upon  direction  from the Lead Lender,  the Borrower  does not make payment as  described  in  Subparagraph  (d) above,  the Lead Lender may utilize funds from the Debt Service  Reserve Fund to prepay  principal in such amount as reasonably  determined  by Lead Lender so that the Debt Service  Coverage  Ratio shall thereafter be satisfied.

     (f) If, after  utilizing the Debt Service  Reserve Fund to achieve the Debt
Service  Coverage  Ratio  or make  payment  under  the  Loan,  the  Lead  Lender determines  that that Debt  Service  Reserve Fund  Requirement  is less than ten percent  (10%) of the  original  principal  amount of the Loan,  the Lead Lender shall notify the  Borrower in writing of such  deficiency.  Upon written  notice from Lead Lender,  Borrower will  replenish the Debt Service  Reserve Fund to an amount equal to ten percent (10%) of the original  principal amount of the Loan,
being  Six  Hundred   Eighty-Six   Thousand  Four  Hundred  and  no/100  Dollars
($686,400.00).

     (g) In  addition,  Lead  Lender  may use the  amounts  in the Debt  Service
Reserve  Fund to make loan  repayments  falling due on each Loan Payment Date to the extent that the payment made by the Issuer under the Issuer's  Series A Note on any such Loan Repayment Date is  insufficient  to pay the amounts due on such
Loan  Payment  Date,  after the  application  of any

                                       11

amounts on deposit in the Capitalized Interest Fund available to pay interest on such Loan Payment Date.

     (h) The Debt  Service  Reserve  Fund  shall be  maintained  as an  interest bearing  account or  certificate  of deposit with the Lead Lender.  All interest earnings  shall be  retained  in the Debt  Service  Reserve  Fund.  On each Loan
Payment  Date,  if there exists an excess above the Reserve  Requirement  in the
Debt Service Reserve Fund and no withdrawal is required to pay principal of, and interest  on, the Loan then due,  the Lead Lender shall apply such excess to the prepayment of the principal  amount on the Loan.  The Debt Service  Reserve Fund shall be valued at the amount  actually on deposit and  currently  available  to withdraw  (excluding  accrued but unpaid interest  earnings) for the purposes of determining a deficiency.

     (i) The  Borrower  hereby  grants a security  interest in the Debt  Service
Reserve  Fund,  all amounts on deposit  therein and the proceeds  thereof to the
Lead  Lender to secure all  amounts  payable on the Loan.  If, on any date,  the amount on deposit in the Debt  Service  Reserve Fund is equal to or greater than the total  principal of, and accrued and unpaid  interest on, the Loan, the Lead
Lender  shall  apply such  amounts to the  prepayment  of the Loan in full.  Any excess  amounts in the Debt Service  Reserve Fund after such payment of the Loan in full, shall be paid by the Lead Lender to the Borrower.

     Section 9. Capitalized Interest Fund.

     (a) The  Borrower  hereby  agrees to  establish  and  maintain,  so long as amounts are on deposit  therein,  a funded interest account with the Lead Lender
(the "Capitalized Interest Fund") to be applied as hereinafter set forth.

     (b) The Lead Lender shall retain from the Loan  Proceeds an amount equal to the Capitalized Interest Amount upon the closing of the Loan.

     (c) The amounts in the  Capitalized  Interest  Fund shall be used solely to pay interest due on the Loan on each Payment Date to the extent of the amount of interest then due or amounts on deposit in the Capitalized Interest Fund, as the case may be.

     (d) The  Capitalized  Interest  Fund  shall be  maintained  as an  interest bearing  account or  certificate  of deposit with the Lead Lender.  All interest earnings shall be retained in the  Capitalized  Interest Fund and applied to the payment of interest on the Loan.

     (e) The  Borrower  hereby  grants a security  interest  in the  Capitalized
Interest  Fund, all amounts on deposit  therein and the proceeds  thereof to the
Lead Lender to secure all amounts payable on the Loan.

     Section 10. Disbursement of Loan Proceeds.

     (a) The Loan  Proceeds  shall  be  disbursed  entirely  on the date of Loan closing as follows:

          i.   the Lead Lender, on behalf of the Borrower,  shall pay the amount of $380,240 to the parties  entitled thereto the Closing Costs as set forth in

                                       12

 Section 2(g);

          ii.  the Lead Lender  shall retain an amount equal to the Debt Service
               Reserve  Requirement  and deposit such amount to the Debt Service
               Reserve Fund;

          iii. the Lead Lender shall  retain an amount equal to the  Capitalized
               Interest  Amount  and  deposit  such  amount  to the  Capitalized
               Interest Fund; and

          iv.  the Lead Lender shall  disburse the balance of the Loan  Proceeds to the Borrower.

     (b)  Receipt  by the Lead  Lender  of the  following  shall  be  conditions precedent to its obligation to disburse the Loan:

          i.   executed copies of this Agreement and the Borrower's Note;

          ii.  the Security  Agreement,  along with  possession  of the Issuer's
               Series A Note;

          iii. an opinion of special counsel to the Issuer in form and substance acceptable to the Lead Lender;

          iv.  an  opinion  of counsel  to the  Borrower  in form and  substance acceptable to the Lead Lender;

          v.   evidence  acceptable  to  the  Lead  Lender,  as  confirmed  by a
               certificate   of  the  Issuer  that  the  Borrower  has  expended
               Qualified  Project  Costs  in an  amount  at  least  equal to the principal amount of the Loan and that the Grant may be made; and

          vi.  such other showings, certificates and opinions as the Lead Lender may  reasonably  require to evidence  compliance  of the Borrower with the terms of the Borrower's Note, the Issuer's Series A Note and this Agreement.

     Section 11. Transfer and Assignments.

     (a) The Borrower  shall not have the right to assign this  Agreement or any of the Borrower's  obligations  hereunder,  or any interest herein, to any other party  unless  such  assignment  has been  consented  to by Issuer  pursuant  to
Issuer's  rights set forth in the  Redevelopment  Agreement and by Senior Lender pursuant to the Senior Credit Facility.

     (b) The Lead Lender shall have the right, subject to the further provisions of this Section 11, to sell or assign all of its interest in this Agreement, the
Borrower's Note and related  documents (each such transfer,  an "Assignment") to any commercial lender or other financial institution (and "Assignee").

     (c) In addition to assignment  of the Loan in whole,  the Lead Lender shall have the right to sell  participations  in the Loan as set forth in  Section  12 below.

                                       13

     Section 12. Participations.

     (a) The Lead Lender shall have the right, subject to the further provisions of this Section 12, to grant or sell a  participation  in all or any part of its
Loan or the Borrower's Note or the Pledge (a  "Participation") to any commercial lender or other financial  institution (a "Participant")  without the consent of the Borrower, or any other party hereto.

     (b)  Notwithstanding  anything in the foregoing to the contrary,  except in the instance of an Assignment,  (a) no Participant  shall have any direct rights hereunder,  (b) the Borrower and the Lead  Lender,  other than the  assigning or selling lender, shall deal solely with the assigning or selling lender and shall not be  obligated  to  extend  any  rights or make any  payment  to, or seek any consent of, the Assignee or  Participant,  (c) no  Assignment  or  Participation
shall relieve the assigning or selling lender from any of its other  obligations hereunder and such lender shall remain solely  responsible  for the  performance hereof,  and (d) no  Assignee or  Participant,  other than an  affiliate  of the assigning or selling lender, shall be entitled to require such lender to take or omit to take any action  hereunder,  except that such lender may agree with such
Assignee or Participant  that such lender will not,  without such  Assignee's or
Participant's  consent,  take  any  action  which  would,  in  the  case  of any principal, interest or fee in which the Assignee or Participant has an ownership or beneficial  interest:  (w) extend the final maturity of any Loans, (x) reduce the interest  rate on the Loans,  (y) forgive any  principal of, or interest on, the Loans or any fees, or (z) release all or substantially all of the collateral security for the Loans.

     (c)  No  lender  shall  be  permitted  to  enter  into  any  Assignment  or
Participation with any Assignee or Participant who is not a United States Person
unless such Assignee or Participant represents and warrants to such lender that, as at the date of such  Assignment or  Participation,  it is entitled to receive interest  payments  without  withholding  or  deduction  of any  taxes  and such
Assignee or  Participant  executes  and delivers to such lender on or before the date of  execution  and  delivery  of  documentation  of such  Participation  or
Assignment, a United States Internal Revenue Service Form W8BEN or W8ECI, or any
successor  to either of such  forms,  as  appropriate,  properly  completed  and claiming complete exemption from withholding and deduction of all Federal Income
Taxes. A "United  States Person" means any citizen,  national or resident of the
United States,  any corporation or other entity created or organized in or under the laws of the United States or any political  subdivision hereof or any estate or trust,  in each case that is not  subject  to  withholding  of United  States
Federal  income taxes or other taxes on payment of  interest,  principal or fees hereunder.

     (d) Each lender may furnish any information  concerning the Borrower in the possession  of such lender from time to time to Assignees and  Participants  and potential Assignees and Participants.

     (e) Notwithstanding  any other provision in this Agreement,  any lender may at any time create a security interest in, or pledge,  all or any portion of its rights under and interest in this Agreement.

     Section 13. Assignment of Redevelopment  Contract.  The Borrower  covenants and agrees that it will not assign its rights under the  Redevelopment  Contract to any other party.

                                       14

     Section 14. Defaults and Remedies. An "Event of Default" shall mean each or any of the following:

     (a)  failure of the  Borrower  to pay any  amount due under the  Borrower's
          Note or this Agreement within fifteen (15) days of when due; or

     (b)  a breach by Borrower of any  covenant,  condition,  representation  or warranty  contained  herein or in any of the Loan Documents within ten
          (10) days after written notice; or

     (c)  a default  by the  Borrower  under the  Redevelopment  Contract  after applicable notice and cure periods under the Redevelopment Contract.

     Upon the  occurrence  of an Event of  Default,  the  Lender  may pursue any remedies available at law.

     Section 15.  Notices.  All notices  provided for herein shall be in writing and shall be  deemed  to have  been  given  when  delivered  personally  or when deposited in the United  States mail,  registered  or  certified  mail,  postage prepaid, addressed as follows:

To the Borrower:    NEDAK Ethanol, LLC
                    87590 Hillcrest Road - P.O. Box 391
                    Atkinson, NE 68713
                    Attention:  Jerome Fagerland, President and General Manager
                    Phone:  402.925.5570
                    Fax:  402.336.2478

With a copy to:     Blackwell Sanders Peper Martin LLP ("Borrower's Counsel")
                    1620 Dodge St., Ste. 2100
                    Omaha, NE 68102
                    Attention:  Michelle S. Mapes
                    Phone:  402.964.5091
                    Fax:   402.964.5050

To the Lead Lender: Arbor Bank
                    911 Central Ave.
                    P.O. Box 429
                    Nebraska City, NE 68410-0429
                    Attention:  Jon Wilson
                    Fax:  402.873.3388

                                       15

with a copy to:     Yost, Schafersman, Lamme, Hillis, Mitchell & Schulz, P.C.
                    ("Lead Lender's Counsel")
                    81 West 5th Street
                    Fremont, NE 68025
                    Attention:  David C. Mitchell
                    Phone:  402.721.6160
                    Fax:  402.721.6198

or  addressed  to any such  party at such  other  address  as such  party  shall hereafter furnish by notice to the other parties.

     Section 16.  Severability.  If any section,  paragraph or provision of this
Agreement  shall be held to be  invalid or  unenforceable  for any  reason,  the invalidity or unenforceability of such section, paragraph or provision shall not affect any of the remaining provisions of this Agreement.

     Section 17. Binding  Effect.  This Agreement  shall inure to the benefit of and shall be binding upon the Borrower and the Lead Lender and their  respective successors and assigns.

     Section  18.  This  Agreement  Governs.  In the event of a conflict  of any provision or term of this Agreement with any term or provision of the Borrower's
Note, the terms and provisions of this Agreement shall govern.

     Section 19.  Amendments.  Except as otherwise  provided in this  Agreement, this Agreement may not be effectively  amended,  changed,  modified,  altered or terminated by the Borrower or the Lead Lender except in writing executed by both such parties.

     Section 20. Counterparts.  This Agreement may be simultaneously executed in several counterparts,  each of which shall be an original and all of which shall constitute but one and the same instrument.

     Section 21.  Governing Law. This Agreement shall be governed by the laws of the state of Nebraska.

     Section 22. Credit Agreement  Notice. A CREDIT AGREEMENT MUST BE IN WRITING
TO BE  ENFORCEABLE  UNDER  NEBRASKA  LAW. TO PROTECT THE  BORROWER  AND THE LEAD
LENDER FROM ANY  MISUNDERSTANDINGS  OR DISAPPOINTMENTS,  ANY CONTRACT,  PROMISE,
UNDERTAKING  OR  OFFER TO  FOREBEAR  REPAYMENT  OF  MONEY  OR TO MAKE ANY  OTHER
FINANCIAL  ACCOMMODATION  IN  CONNECTION  WITH  THIS  LOAN OF  MONEY OR GRANT OF
EXTENSION  OF  CREDIT,  OR ANY  AMENDMENT  OF,  CANCELLATION  OF,  WAIVER  OF OR
SUBSTITUTION  FOR ANY OR ALL OF THE TERMS OR  PROVISIONS  OF ANY  INSTRUMENT  OR
DOCUMENT EXECUTED IN CONNECTION WITH THIS LOAN OF MONEY OR GRANT OR EXTENSION OF
CREDIT, MUST BE IN WRITING TO BE EFFECTIVE.

      [remainder of page intentionally left blank; signature page follows]

                                       16

     IN WITNESS WHEREOF, Lead Lender and the Borrower have caused this Agreement to be executed as of the date first above written.

                                      ARBOR BANK,
                                      as Lead Lender

                                      By: /s/ Jon R. Wilson
                                      Name: Jon R. Wilson
                                      Its: Omaha President

                                      NEDAK ETHANOL, LLC,
                                      a Nebraska limited liability company
                                      as Borrower

                                      By: /s/ Jerome Fagerland
                                      Name:  Jerome Fagerland
                                      Its:  President and General Manager

                                   Schedule 1
                              List of Participants

                                      S-1

                                    Exhibit A

                             Qualified Project Costs

                                      C-1

                                    Exhibit B

                             Resolutions of Borrower

                                      C-2

                                    Exhibit C

                             Form of Borrower's Note

                                                                   June 19, 2007

     FOR VALUE RECEIVED, NEDAK ETHANOL, LLC (the "Borrower"), a Nebraska limited liability  company,  with an address  at 87590  Hillcrest  Road - P.O.  Box 391,
Atkinson, Nebraska 68713, promises to pay to the order of ARBOR BANK, a Nebraska banking corporation ("Lead Lender"), and having an office at 911 Central Avenue,
Nebraska  City,  Nebraska  68410-0429,  the  principal  sum of SIX MILLION EIGHT
HUNDRED SIXTY-FOUR THOUSAND and No/100 Dollars ($6,864,000.00),  under this Note from the date of its disbursement  until such principal sum shall be fully paid.
Interest and principal  shall be payable in installments as set forth in Section
3 below.  The total principal sum, or the amount thereof  outstanding,  together with any  accrued  but  unpaid  interest,  shall be due and  payable  in full on
December 1, 2021 (the "Maturity Date").

     Section  1. Loan  Agreement.  This Note is issued  pursuant  to the  terms, provisions and conditions of that certain Loan Agreement (as amended,  the "Loan
Agreement")  dated as of even date,  between the Borrower  and Lead Lender,  and evidences the loan (the "Loan") made pursuant  thereto.  Capitalized  terms used herein which are not otherwise  specifically defined shall have the same meaning herein as in the Loan Agreement.

     Section 2. Interest Rate. All principal amounts outstanding under this Note shall bear interest at the then-applicable Interest Rate.

     Section 3. Payment of Interest and Principal.

     (a)  Payment and  Calculation  of  Interest.  Subject to the  provision  of
Section 5(b) of this Note dealing  with  payments  falling due on dates that are not "Business  Days," all interest shall be: (a) payable  commencing on December
1,  2007 and on June 1 and  December  1 for each year  thereafter  (each a "Loan
Payment Date") until the principal  together with all interest and other charges payable with respect to the Loan shall be fully paid;  and (b) calculated on the basis of a  360-day  year  and the  actual  number  of days  elapsed  and by the provisions  set  forth in  Section  4 of the  Loan  Agreement.  Interest  at the
then-applicable Interest Rate shall be computed from and including the first day of the applicable Interest Period (hereinafter defined), up to and including the last day  thereof.  Proceeds  from this Note in the amount of  $870,850.00  (the
"Capitalized  Interest  Amount"  as  further  defined  in  Section 9 of the Loan
Agreement)  shall be retained by Lead Lender to pay for interest on the Loan due in 2008 and 2009,  pursuant  to the Loan  Agreement.  Interest  shall be paid in accordance with Schedule 1 attached hereto.

     (b)  Interest  Rate.  The  "Interest  Rate"  commencing  on the date of the closing of the Loan shall be nine and one-half  percent (9.50%) simple interest.
The Interest  Rate shall reset on June 1, 2012 ("First  Reset Date") and June 1,
2017 ("Second  Reset Date").  The interest rate on the First Reset Date shall be equal to the 5-year U.S. Treasury Constant Maturity

                                      C-3

Index  (average for the prior  month) plus 475 basis  points for the  applicable five-year  period.  The interest rate on the Second Reset Date shall be equal to the 5-year U.S.  Treasury  Constant Maturity Index (average for the prior month)
plus 475 basis points for the remainder of the term of the Loan.

     (c) "Interest Period" shall mean, in the case of the first Interest Period, the  period  commencing  on the  closing  of the Loan and ending on the last day before the first Loan Payment Date;  or,  thereafter,  the period  commencing on each Loan  Payment  Date and ending on the last day  before the next  successive
Loan Payment Date until the Maturity Date.

     (d) Principal  Repayment.  Principal  shall be paid in accordance  with the
Schedule 1 attached hereto.

     (e) Excess Cash Flow. All payments paid by City of Atkinson, Nebraska under the Series A Note and all other payments or  distributions  of Pledged  Revenues shall be paid to the Lead Lender.  Any payment  received under the Series A Note in excess  of the  scheduled  payment  under  this Note  shall be used to prepay principal hereunder,  without any prepayment penalty to Borrower,  in accordance with Section 7(d) of the Loan Agreement.

     (f) Payment upon Maturity Date. The entire remaining  principal balance and any unpaid  interest  or other  amount due and owing shall be due and payable in full upon the Maturity Date.

     (g)  Prepayment.  Except  as  expressly  provided  herein  or in  the  Loan
Agreement,  this Note may not be  prepaid  in whole or in part  prior to June 1,
2009,  except  for  mandatory  prepayments  as set  forth  herein or in the Loan
Agreement.  As of June 1, 2009, this Note may be prepaid, in whole part, without penalty to Borrower,  upon five (5) days'  written  notice to the holder of this
Note, in accordance  with Section 7(d) of the Loan  Agreement.  All  prepayments shall include accrued interest through the date of payment.

     (h)  Maturity  Date.  Upon  the  Maturity  Date of the  Loan,  all  accrued interest,  principal and other charges due with respect to the Loan shall be due and payable in full and the principal  balance and such other  charges,  but not unpaid  interest,  shall  continue to bear interest at the Default Rate until so paid.

     (i) Date of Credit. Payments shall be credited on the Business Day on which immediately  available  funds are  received  prior to one o'clock  P.M.  Central
Standard Time;  payments  received after one o'clock P.M.  Central Standard Time shall be credited to the Loan on the next Business Day.

     (j)  Billings.  Lead Lender may submit  billings  reflecting  payments due;
however,  any  changes in the  interest  rate which  occur  between  the date of billing  and the due date  may be  reflected  in the  billing  for a  subsequent payment  period.  Neither the failure of Lead Lender to submit a billing nor any error in any such billing shall excuse the Borrower from the  obligation to make full payment of all payment  obligations of the Borrower when due.

                                      C-4

     (k) Default Rate. The Borrower shall pay upon billing therefor, an interest rate  ("Default  Rate")  which is four percent (4%) per annum above the Interest
Rate:  (a) following  Borrower's  failure to make a required  payment,  for that period between the due date and the date of payment,  (b) following any Event of
Default,  unless and until the Event of Default is  expressly  and  specifically waived in writing by Lead Lender or (c) after the Maturity Date.

     (l) Late Charges.  The Borrower shall pay, upon billing  therefor,  a "Late
Charge"  equal to five  percent  (5%) of the amount of any payment of  principal
(other than principal due on the Maturity Date of the Loan),  interest, or both, which is not paid in full  within  ten (10) days of the due date  thereof.  Late charges (a) are payable in addition  to, and not in  limitation  of, the Default
Rate,  (b) are intended to  compensate  the Lead Lender for  administrative  and processing  costs incident to late payments,  (c) are not interest and (d) shall not be subject to refund or rebate or credited against any other amount due.

     Section 4. Debt Service Coverage Event.

     (a) The Borrower  hereby agrees to establish  and maintain,  so long as the
Loan remains  unpaid,  a debt service  reserve account with the Lead Lender (the
"Debt Service  Reserve Fund") in an amount equal to the ten percent (10%) of the original stated principal amount of the Loan, which amount shall be deposited to the Debt Service  Reserve Fund by the Lead Lender on behalf of the Borrower from the Loan Proceeds  upon the closing of the Loan (the "Debt Service  Reserve Fund
Requirement").

     (b) The "Debt Service  Coverage Ratio" shall mean the ratio of the quotient obtained by dividing (a) the amount of available Pledged Tax Increment  Revenues plus  interest  earned on the actual  funds held by the Lead  Lender in the Debt
Service Reserve Fund to scheduled Debt Service by (b) interest and principal due and payable to Lead Lender  during the  applicable  Loan  Payment  Date to 1.00.
Commencing  on June 1,  2009,  and at all times  thereafter  for the term of the
Series A Note,  the Debt  Service  Coverage  Ratio shall equal or exceed 1.20 to
1.00.

     (c) If the Lead Lender  determines  in its sole and  reasonable  discretion that the Debt  Service  Coverage  Ratio will not be achieved on any Loan Payment
Date, the Lead Lender may direct the Borrower to prepay principal in such amount as reasonably  determined by Lead Lender so that the Debt Service Coverage Ratio shall thereafter be satisfied.

     (d) If, upon  direction  from the Lead Lender,  the Borrower  does not make payment as  described  in  Subparagraph  (c) above,  the Lead Lender may utilize funds from the Debt Service  Reserve Fund to prepay  principal in such amount as reasonably  determined  by Lead Lender so that the Debt Service  Coverage  Ratio shall thereafter be satisfied.

         (e) If, after  utilizing  the Debt  Service  Reserve Fund to achieve the Debt Service Coverage Ratio or make payment under the Loan, the Lead
Lender  determines that that Debt Service Reserve Fund  Requirement is less than ten percent (10%) of the original  principal amount of the Loan, the Lead Lender shall notify the  Borrower in writing of such

                                      C-5

deficiency.  Upon written  notice from Lead Lender,  Borrower will replenish the
Debt  Service  Reserve  Fund to an  amount  equal  to ten  percent  (10%) of the original  principal  amount of the Loan, being Six Hundred  Eighty-Six  Thousand
Four Hundred and no/100 Dollars ($686,400.00).

     (f) In  addition,  Lead  Lender  may use the  amounts  in the Debt  Service
Reserve  Fund to make loan  repayments  falling due on each Loan Payment Date to the extent that the payment made by the Issuer under the Issuer's  Series A Note on any such Loan Repayment Date is  insufficient  to pay the amounts due on such
Loan  Payment  Date,  after the  application  of any  amounts  on deposit in the
Capitalized Interest Fund available to pay interest on such Loan Payment Date.

     (g) The Debt  Service  Reserve  Fund  shall be  maintained  as an  interest bearing  account or  certificate  of deposit with the Lead Lender.  All interest earnings  shall be  retained  in the Debt  Service  Reserve  Fund.  On each Loan
Payment  Date,  if there exists an excess above the Reserve  Requirement  in the
Debt Service Reserve Fund and no withdrawal is required to pay principal of, and interest  on, the Loan then due,  the Lead Lender shall apply such excess to the prepayment of the principal  amount on the Loan.  The Debt Service  Reserve Fund shall be valued at the amount  actually on deposit and  currently  available  to withdraw  (excluding  accrued but unpaid interest  earnings) for the purposes of determining a deficiency.

     Section 5. Definitions.

     (a) "Banking Day" means a day on which banks are not required or authorized by law to close in Nebraska.

     (b) "Business  Day" means any Banking Day. If any day on which a payment is due is not a  Business  Day,  then  the  payment  shall  be due on the  next day following which is a Business Day.

     (c) "Debt  Service  Coverage  Ratio" for the  purposes of this Note and the
Loan Agreement, means 1.20 to 1.00.

     (d) "Dollars" or "$" means lawful money of the United States.

     (e) "Interest Rate" means the interest rate for applicable Interest Period, in an amount not to exceed nine and one-half percent (9.5%).

     (f) "Series A Note" means the Tax Increment  Revenue Note,  Taxable  Series
2007A  (NEDAK  Ethanol,  LLC Plant  Project),  issued  by the City of  Atkinson,
Nebraska and dated the date of issuance and  delivery  thereof,  in the original principal amount of not less than Six Million Eight Hundred Sixty-Four  Thousand
Dollars ($6,864,000.00).

     Section 6.  Acceleration  Due to an Event of Default.  At the option of the holder, this Note and the indebtedness evidenced hereby shall become immediately due and payable without further notice or demand, and  notwithstanding any prior waiver of any breach or default, or other indulgence, upon the occurrence at any time and during the continuance of any one or more of

                                      C-6

the following events, each of which shall be an "Event of Default" hereunder and under the Loan  Agreement and each other Loan Document:  (i) default  continuing uncured beyond the applicable  notice and grace period, if any, set forth herein or in the Loan Agreement,  in making any payment of interest,  principal,  other charges or payments due hereunder;  (ii) an Event of Default as defined in or as set forth in the Loan Agreement or any other Loan Document, each as the same may from time to time hereafter be amended;  or (iii) an event which pursuant to any express  provision of the Loan Agreement,  or of any other Loan Document,  gives
Lead Lender the right to accelerate the Loan.

     Section 7. Certain Waivers,  Consents and Agreements.  Each and every party liable hereon or for the  indebtedness  evidenced  hereby whether as maker,  (i)
agrees to any substitution,  exchange,  release,  surrender or other delivery of any security or collateral now or hereafter held hereunder or in connection with the Loan Agreement,  or any of the other Loan Documents,  and to the addition or release of any other  party or person  primarily  or  secondarily  liable;  (ii)
agrees  that if any  security  or  collateral  given to secure  this Note or the indebtedness  evidenced  hereby or to secure any of the obligations set forth or referred to in the Loan Agreement, or any of the other Loan Documents,  shall be found to be  unenforceable  in full or to any  extent,  or if Lead Lender or any other  party shall fail to duly  perfect or protect  such  collateral,  the same shall not relieve or release any party liable  hereon or thereon nor vitiate any other  security or  collateral  given for any  obligations  evidenced  hereby or thereby;  (iii) agrees to pay all reasonable costs and expenses incurred by Lead
Lender or any other  holder of this  Note in  connection  with the  indebtedness evidenced hereby, including,  without limitation, all reasonable attorneys' fees and costs for (a) the  administration  and  implementation  of the Loan, (b) the syndication  and/or  participation  of  the  Loan,  (c)  the  collection  of the indebtedness evidenced hereby and (d) for the enforcement of rights and remedies hereunder or under the other Loan Documents,  whether or not suit is instituted;
and (iv) consents to all of the terms and conditions contained in this Note, the
Loan Agreement,  and all other instruments now or hereafter executed  evidencing or governing all or any portion of the security or collateral  for this Note and for such Loan Agreement, or any one or more of the other Loan Documents.

     Section 8. Delay Not A Bar.  No delay or omission on the part of the holder of this Note in exercising any right hereunder or any right under any instrument or agreement now or hereafter executed in connection herewith,  or any agreement or  instrument  which  is  given or may be  given  to  secure  the  indebtedness evidenced  hereby  or by the  Loan  Agreement,  or any  other  agreement  now or hereafter executed in connection herewith or therewith shall operate as a waiver of any such right or of any other right of such holder,  except as expressly set forth  therein,  nor shall any delay,  omission or waiver on any one occasion be deemed to be a bar to or waiver of the same or of any other  right on any future occasion.

     Section 9. Partial  Invalidity.  The invalidity or  unenforceability of any provision hereof, of the Loan Agreement,  of the other Loan Documents, or of any other instrument,  agreement or document now or hereafter executed in connection with the Loan made  pursuant  hereto and thereto shall not impair or vitiate any other  provision of any of such  instruments,  agreements and documents,  all of which  provisions  shall be  enforceable  to the fullest extent now or hereafter permitted by law.

                                      C-7

     Section 10. Use of Proceeds.  All proceeds of the Loan shall be used solely for the  purposes  more  particularly  provided  for  and  limited  by the  Loan
Agreement.

     Section 11.  Notices.  Any notices given with respect to this Note shall be given in the manner provided for in the Loan Agreement.

     Section 12. Governing Law. It is understood and agreed that all of the Loan
Documents  were  negotiated,  executed  and  delivered in the State of Nebraska, which State the parties agree has a substantial  relationship to the parties and to the underlying  transactions  embodied by the Loan  Documents.  This Note and each of the other Loan Documents  shall in all respects be governed,  construed, applied  and  enforced  in  accordance  with the  internal  laws of the State of
Nebraska without regard to principles of conflicts of law.

     Section 13. Waiver of Jury Trial.  EACH PARTY HERETO HEREBY WAIVES,  TO THE
FULLEST EXTENT  PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY
JURY IN ANY LEGAL PROCEEDING  DIRECTLY OR INDIRECTLY  ARISING OUT OF OR RELATING
TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT,
TORT  OR  ANY  OTHER   THEORY).   EACH  PARTY  HERETO  (A)  CERTIFIES   THAT  NO
REPRESENTATIVE,  AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY
OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION,  SEEK
TO  ENFORCE  THE  FOREGOING  WAIVER AND (B)  ACKNOWLEDGES  THAT IT AND THE OTHER
PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS NOTE BY, AMONG OTHER THINGS,
THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     Section 14. No Oral Change. This Note and the other Loan Documents may only be amended,  terminated,  extended or otherwise  modified by a writing signed by the party  against  which  enforcement  is  sought.  In no event  shall any oral agreements,  promises, actions, inactions,  knowledge, course of conduct, course of dealing,  or the like be effective to amend,  terminate,  extend or otherwise modify this Note or any of the other Loan Documents.

     Section  15.  Rights of the Holder.  This Note and the rights and  remedies provided  for herein may be  enforced by Lead  Lender or any  subsequent  holder hereof.  Wherever the context permits each reference to the term "holder" herein shall mean and refer to Lead Lender or the then subsequent holder of this Note.

     Section 16. Right to Pledge to Federal Reserve. Lead Lender may at any time pledge or assign  all or any  portion  of its  rights  under the Loan  Documents including  any  portion of this Note to any of the twelve (12)  Federal  Reserve
Banks organized  under Section 4 of the Federal  Reserve Act, 12 U.S.C.  Section
341. No such pledge or  assignment  or  enforcement  thereof  shall release Lead
Lender from its obligations under any of the Loan Documents.

     Section 17. General Rights of Assignment and  Participation.  In accordance with and subject to the terms and conditions of the Loan Agreement,  Lead Lender shall have the unrestricted  right at any time or from time to time, and without
Borrower's or any other  person's

                                      C-8

consent,  to assign all or any portion of its rights and  obligations  hereunder and to grant participating interests in the obligations of Lead Lender.

     Section 18. Replacement Note. Upon receipt of an affidavit of an officer of
Lead Lender as to the loss, theft,  destruction or mutilation of the Note or any other security  document which is not of public record,  and, in the case of any such loss,  theft,  destruction or mutilation,  upon cancellation of the Note or other security document, the Borrower will issue, in lieu thereof, a replacement note or  other  security  document  in the same  principal  amount  thereof  and otherwise of like tenor.

                      [Signatures appear on following page]

                                      C-9

     IN WITNESS  WHEREOF,  the Borrower has caused this Note to be duly executed as of the date  and year set  forth  above  as a  sealed  instrument  at  Omaha,
Nebraska.

WITNESS:                                      BORROWER:

_______________________
                                              NEDAK ETHANOL, LLC,
                                              a Nebraska limited liability company
                                              By:______________________________

                                              Name:  __________________________
                                              Title:    _______________________
                                              Hereunto duly authorized

                                      C-10

                                    Exhibit D

                           Form of Security Agreement

                               SECURITY AGREEMENT

     This  Security  Agreement  dated as of the 19th  day of  June,  2007  (this
"Security  Agreement"),  by and between NEDAK Ethanol,  LLC, a Nebraska  limited liability  company,  having an address of 87590  Hillcrest  Road - P.O. Box 391,
Atkinson,  Nebraska  68713  ("Pledgor")  and  Arbor  Bank,  a  Nebraska  banking corporation ("Pledgee").

                                    RECITALS:

     WHEREAS, Pledgee made a loan to Pledgor in the original principal amount of
$6,864,000.00 (the "Loan"), pursuant to that certain Loan Agreement of even date herewith by and between Pledgee and Pledgor (the "Loan Agreement"); and

     WHEREAS,  the Loan will be disbursed to Pledgor in one or more advances and is evidenced by that certain  Promissory  Note dated of even date  herewith from
Pledgor to Pledgee ("Note"); and

     WHEREAS, in order to induce Pledgee to make the Loan, Pledgor is willing to enter into this Security  Agreement and grant Pledgee a security interest in the
Series A Note and the Pledged Revenues (as hereinafter defined).

                                    AGREEMENT

     NOW THEREFORE,  in consideration  of the foregoing,  and in order to induce
Pledgee  to make the Loan and for other  good and  valuable  consideration,  the receipt and  sufficiency  of which is hereby  acknowledged,  Pledgor does hereby agree with Pledgee, as follows:

     1.   Definitions.

     "Capitalized  Interest  Fund" shall have the meaning given that term in the
Loan Agreement.

     "Chief  Executive  Office  State"  shall  mean the State in which the Chief
Executive Offices of Pledgor are located.

     "Code" shall mean the Uniform  Commercial  Code, as enacted in the State of
Nebraska, as amended.

     "Collateral  State"  shall  mean any  State in which  Collateral  is issued and/or held.

     "Debt  Service  Reserve Fund" shall have the meaning given that term in the
Loan Agreement.

                                      D-1

     "Financing  Statement"  shall  have the  meaning  given that term under the
Code.

     "Insurance  Proceeds" shall mean all the proceeds of any insurance policies of Pledgor.

     "Interest" shall have the meaning set forth in the Loan Agreement.

     "Issuer" shall mean The City of Atkinson, Nebraska, as issuer of the Series
A Note.

     "Loan  Documents"  shall mean the Loan  Agreement and any and all ancillary documents necessary to consummate the transactions contemplated thereby.

     "Obligations"  shall mean (a) the aggregate unpaid principal amount of, and accrued  Interest on, the Note;  (b) all other fees and other  amounts  owing by
Pledgor to Pledgee under the Note; and (c) each and all of the  representations, warranties,  covenants,  obligations,  liabilities,  indemnities  and  duties of
Pledgor under the Loan Documents.

     "Pledged  Revenues"  shall mean all revenues  pledged by Issuer pursuant to the Series A Note, which includes Pledged Tax Increment Revenues, PILOT Payments and Liquidated Damages Amount, as such terms are defined in the Loan Agreement.

     "Pledgor  State"  shall mean any State in which  Pledgor is  authorized  or licensed to conduct business.

     "Series A Note" shall mean the Issuer's Tax Increment Revenue Note, Taxable
Series 2007A (NEDAK Ethanol, LLC Plant Project),  dated the date of issuance and delivery thereof,  in the original principal amount of Six Million Eight Hundred
Sixty-Four Thousand Dollars  ($6,864,000.00)  with a debt service coverage ratio of 1.20 to 1.00, and an initial interest rate of 9.5%, and a maturity date on or before December 1, 2021.

     "Senior Lender" shall mean Farm Credit Services of Grand Forks, FCLA, along with its lending  syndicate,  or any  successor  lender under the Senior  Credit
Facility.

     "Senior Credit  Facility"  shall mean that certain Master Credit  Agreement between Borrower and Senior Lender dated as of February 14, 2007.

     2.  Grant of  Security  Interest.  As  security  for the full  payment  and performance of the  Obligations  when due,  Pledgor  hereby grants,  assigns and pledges,  a continuing lien on and security  interest in, and, as a part of such grant,  assignment  and  pledge,  hereby  transfers  and  assigns  to Pledgee as security, all of the following (the "Collateral") whether now owned or hereafter acquired:  (i) the Series A Note and all of Pledgor's right,  title and interest in and to the Series A Note; (ii) all Insurance Proceeds,  subject,  however, to the right of Senior Lender pursuant to the Senior Credit Facility;  (iii) all of
Pledgor's  interest in all  distributions  to which Pledgor shall at any time be entitled in respect of the Series A Note; (iv) all of Pledgor's right, title and interest in and to the Pledged Revenues; (v) the Capitalized Interest Fund; (vi)
the Debt Service  Reserve Fund; and (vii) to the extent not otherwise  included, all proceeds of any or all of the foregoing.

     3. Perfection of Security Interests.

                                      D-2

          (a)  Pledgor  authorizes   Pledgee  to  file  a  Financing   Statement
     describing the Collateral.

          (b)  Pledgee  shall  receive,  prior to the  Closing  of the Loan,  an official report from the Secretary of State of each Collateral State, Chief
     Executive  Office State and the Pledgor  State  indicating  that  Pledgee's interest  is prior  to all  other  security  interest  or  other  interests reflected in the report.

     4. Perfection by Possession.  Pledgor shall have possession of the Series A
Note.

     5.  Representations,  Warranties  and Covenants.  Pledgor hereby  covenants with, and represents and warrants to, Pledgee as follows:

          (a) Pledgor will defend Pledgee's right,  title and interest in and to the  Collateral  pledged  by  Pledgor  pursuant  hereto  or in which it has granted a security  interest pursuant hereto against the claims and demands of all other persons.

          (b) Pledgor is the legal  beneficiary of the Series A Note in which it has  granted a security  interest  pursuant  hereto,  free and clear of all claims or security interests of every nature whatsoever, except such as are created pursuant to this Security Agreement,  and has the unqualified right to pledge  and grant a  security  interest  in the same as herein  provided without the consent of any other  person  other than any such  consent that has been obtained.

          (c) The Series A Note have been  validly  acquired  by Pledgor and are duly and validly pledged hereunder. All consents and approvals required for the execution and delivery of this Security  Agreement and the consummation of the  transactions  contemplated  by this  Security  Agreement  have been obtained.

     6. Application of Collateral.  All proceeds of any Collateral now or at any time  hereafter  received or retained by Pledgee  pursuant to the  provisions of this Security Agreement  (including,  without limitation,  any proceeds from the sale of all or any portion of the Series A Note, including all Pledged Revenues, and all  distributions  received  by  Pledgee  in  respect of the Series A Note, including the Pledged Revenues) shall be applied by Pledgee to the Obligations.

     7. Remedies. If an Event of Default shall occur and then be continuing:

          (a) Pledgee may  exercise  all of the rights and remedies of a secured party under the Code.

          (b) Pledgee shall also have the right to, at any time and from time to time,  (i) cause  any or all of the  Series A Note to be  registered  in or transferred  into the name of  Pledgee  or into  the name of a  nominee  or nominees, or designee or designees,  of Pledgee;  and/or (ii) sell, resell, assign and deliver, in its sole discretion, any or all of the Series A Note or any other collateral  security for the Obligations and all right,  title and interest,  claim and demand therein and right of redemption thereof, at public or private sale, for cash, upon credit or for future  delivery,  and in connection therewith Pledgee may grant options and may impose reasonable
     conditions   such  as  requiring  any  purchaser  to  represent   that  any
     "securities"  constituting  any part of the collateral are being  purchased for investment only, Pledgor hereby waiving and releasing

                                      D-3

     any and all  equity or right of  redemption.  If all or any of the Series A
     Note is sold by Pledgee upon credit or for future  delivery,  Pledgee shall not be liable for the failure of the  purchaser  to purchase or pay for the same  and,  in the  event of any such  failure,  Pledgee  may  resell  such collateral.

          (c)  Pledgee  may  exercise,  either by itself  or by its  nominee  or designee,  in the name of Pledgor,  all of the rights,  powers and remedies granted  to Pledgee in Section 2 hereof in respect of the Series A Note and may exercise and enforce all of Pledgee's rights and remedies hereunder and under law.

     8. Events of Default.  An "Event of Default"  shall mean each or any of the following:

          (a) if Pledgor  fails to pay any  payment of  principal  due under the
     Note or the Loan Agreement,  together with all accrued and unpaid Interest, if any, which is due under the Note, or declared due and payable whether at maturity or by acceleration; or

          (b) if any  Event  of  Default  under  the  Note  has  occurred  or is occurring; or

          (c) if any Event of Default  under the Loan  Documents has occurred or is occurring; or

          (d) if any Event of Default under this Security Agreement has occurred or is occurring.

     9.  Waivers;  Modifications.  None  of the  terms  and  conditions  of this
Security Agreement may be discharged, changed, waived, modified or varied in any manner unless in a writing duly signed by the parties hereto.

     10.  Remedies  Cumulative.  All rights and remedies  afforded to Pledgee by reason of this Security  Agreement  are separate and  cumulative  remedies,  and shall be in  addition  to all other  rights  and  remedies  in favor of  Pledgee existing at law or in equity or otherwise.  No one of such remedies,  whether or not exercised by Pledgee,  shall be deemed to exclude,  limit,  or prejudice the exercises  of any other  legal or  equitable  remedy or  remedies  available  to
Pledgee.

     11. Notices.  Any demand,  notice or other communication in connection with this Security Agreement will be deemed to be made, given and received:

          (a) if mailed by prepaid registered mail addressed as set forth below, on the day  following  the day on which it was  mailed,  during a period of
     uninterrupted   mail   service,   whether  or  not  the  same  be  returned
     undelivered;

          (b) if delivered or sent by prepaid courier service to the address set forth below,  or  personally  served upon any director,  officer,  servant, employee or partner of the Pledgor or Pledgee, at the time of such delivery or service; or

          (c) if sent prepaid by telefax or other  similar  means of  electronic communication,  to the  number  set  forth  below or where the  Pledgor  or
     Pledgee has such facilities

                                      D-4

     to receive such communication,  provided that a copy thereof is sent on the same day by prepaid mail, at the time of such sending.

Until further notice,  notices under this Security  Agreement shall be addressed as follows:

If to Pledgee:

         Arbor Bank
         911 Central Ave.
         P.O. Box 429
         Nebraska City, NE 68410-0429
         Attention:  Jon Wilson
         Fax:  402.873.3388

If to Pledgor:

         NEDAK Ethanol, LLC
         87590 Hillcrest Road - P.O. Box 391
         Atkinson, NE 68713
         Attention:  Jerome Fagerland, President and General Manager
         Phone:  402.925.5570
         Fax:  402.336.2478

     12.  Binding  Effect and  Assignments.  This  Security  Agreement  shall be binding upon and inure to the benefit of Pledgor and its successors and assigns.
This Security  Agreement shall be binding upon and shall inure to the benefit of
Pledgee and its successors  and assigns.

     13.  Severability.  In case any one or more of the provisions  contained in this Security  Agreement shall be found to be invalid,  illegal or unenforceable in any respect,  the  validity,  legality and  enforceability  of the  remaining provisions  contained  herein  shall  not in any  way be  affected  or  impaired thereby,  and this Security Agreement shall continue in full force and effect in accordance with its remaining terms.

     14. Further  Assurances.  Pledgor agrees to do such further acts and things and to execute and deliver to Pledgee such additional conveyances,  assignments, agreements and  instruments as Pledgee from time to time may reasonably  require or deem  advisable  to carry into effect this  Security  Agreement or to further assure and confirm unto Pledgee its rights, powers and remedies hereunder.

     15. Release.  Pledgee agrees to release its security interest in the Series
A Note upon satisfaction of all of the following conditions precedent:

          (a) that the  documents  to effect such release be prepared by counsel for Pledgor; and

          (b) that (i) the principal  amount of the Note evidencing the Loan and the other Obligations,  shall have been fully paid and satisfied,  and (ii)
     accrued Interest on the Note

                                      D-5

     evidencing the Loan and any costs,  commitment and other fees, expenses and other sums owing to Pledgee as provided in the Note,  shall have been fully paid; and

          (c) that all costs, fees,  expenses and other sums paid or incurred by or on behalf of Pledgee in exercising any of its rights,  powers,  options,
     privileges  and  remedies   hereunder,   including,   without   limitation,
     reasonable attorneys' fees and disbursements, shall have been fully paid.

If the Series A Note is so released,  Pledgee,  at the request and sole cost and expense  of  Pledgor  made at the time of any such  release,  will  execute  and deliver  to  Pledgor  a  proper  instrument  or  instruments  acknowledging  the satisfaction and termination of this Security  Agreement,  and will duly assign, transfer  and  deliver  without  recourse  and  without  any  representation  or warranty,  express or implied  (except that Pledgee  shall  represent  that such release  has been and is duly  authorized,  that all  necessary  consents to the execution  and delivery  thereof have been obtained and that it has not assigned or encumbered the Collateral), to Pledgor such of the Series A Note as may be in the  possession  of Pledgee and as has not  theretofore  been sold or  otherwise applied or  released  pursuant to this  Security  Agreement,  together  with any moneys at the time held by Pledgee  hereunder  and not applied to the payment of the Obligations.

     16.  Governing  Law.  This  Security  Agreement  shall be  governed  by and construed  and  enforced  in  accordance  with the laws of the State of Nebraska applicable to contracts  entered into and to be performed  entirely  within such
State and  without  regard to the  conflicts  or choice of laws or rules of such
State.

     17.  Interpretation.  All grammatical  changes in gender,  tense and number required to give  meaning to any  provision  herein  shall be deemed to be made.
References to "this Agreement," "hereof," "herein," "hereto" and like references are to this Security  Agreement and not to any  particular  article,  section or other subdivision of this Security Agreement.  The insertion of headings in this
Security  Agreement is for convenience of reference only and will not affect the construction or  interpretation  of this Security  Agreement.  Unless  otherwise specified  herein,  all  statements  of or reference  to dollar  amounts in this
Security Agreement will mean lawful money of the United States of America.

     18.  Counterparts.  This Security  Agreement may be executed in one or more counterparts  each of which  shall be deemed  and  constitute  an  original  and binding agreement.

      [signature page follows; remainder of page intentionally left blank]

                                      D-6

                     [signature page to Security Agreement]

         IN WITNESS  WHEREOF,  the parties have duly executed and delivered this
Security Agreement as of the day and year first above written.

                                     PLEDGOR

                                     NEDAK ETHANOL, LLC,
                                     a Nebraska limited liability company
                                     as Borrower

                                     By:_______________________________________
                                     Name:  Jerome Fagerland
                                     Its:  President and General Manager

                                     PLEDGEE

                                     Arbor Bank,
                                     a Nebraska banking corporation

                                     By_________________________________________
                                     Its________________________________________